UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2019

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 21, 2019, Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), received written notice (the “Letter”) from the Listing Qualifications department (the “Staff”) of The Nasdaq Capital Market (“Nasdaq”) notifying the Company that it has regained compliance with the minimum bid price and stockholder’s equity rules, and has met the requirements of the Nasdaq Listing Panel’s decision dated October 1, 2019. The Letter also stated that the Company is in compliance with the other applicable requirements as set forth in the decision and required for listing on The Nasdaq Stock Market, and that accordingly, the Nasdaq Listing Panel has determined to continue the listing of the Company’s securities on the Nasdaq Stock Market and is closing the matter.

The foregoing description is qualified in its entirety by reference to the full text of the Letter, which is filed as an exhibit to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference in its entirety.

On November 25, 2019, the Company issued a press release announcing the receipt of the Letter, which is furnished as an exhibit to this Current Report on Form 8-K as Exhibit 99.2, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1*	Written Notice, dated November 21, 2019, from the Listing Qualifications Department of the Nasdaq Stock Market LLC.
99.2	Press Release dated November 25, 2019.

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2019	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer

[Signature Page for Form 8-K]

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Written Notice, dated November 21, 2019, from the Listing Qualifications Department of the Nasdaq Stock Market LLC.
99.2	Press Release dated November 25, 2019.

* Filed herewith